AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT


     THIS AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT (this "Amendment") is made and entered into as of the 2nd day of July, 1996, by and among WILLOW BEND LAKE PARTNERS LIMITED PARTNERSHIP, an Illinois Limited Partnership ("Seller"), BH TFL, INC. ("Purchaser") and TICOR TITLE SERVICES ("Escrow Agent").

                             W I T N E S S E T H:

     WHEREAS, Seller and Purchaser are parties to that certain Agreement of Sale entered into as of June 28, 1996 (the "Original Agreement"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to purchase from Seller, the "Property" (as defined in the Original Agreement);

     WHEREAS, pursuant to the Original Agreement Seller, Purchaser and Escrow Agent entered into that certain Escrow Agreement, dated June 28, 1996 (the "Escrow Agreement"); and

     WHEREAS, Seller and Purchaser now desire to amend the Original Agreement and the Escrow Agreement pursuant to the terms and provisions set forth herein.

     NOW, THEREFORE, for and in consideration of the premises and mutual agreements contained herein, the payment of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Purchaser and Escrow Agent agree that the Original Agreement and the Escrow Agreement are amended as follows:

     1. All capitalized terms used in this Amendment, to the extent not otherwise expressly defined herein, shall have the same meanings ascribed to such terms in the Original Agreement.

     2. The reference to July 8, 1996 in Paragraph 7a(i) of the Original Agreement and Paragraph 2 of the Escrow Agreement are hereby deleted and "July 23, 1996" is hereby substituted in their place.

     3. Notwithstanding anything to the contrary contained in the Original Agreement and the Escrow Agreement, the Deposit shall be delivered by Purchaser to Escrow Agent on or before July 23, 1996 in the event Purchaser does not elect to terminate the Agreement pursuant to Paragraph 7a. of the Agreement and Paragraph 2 of the Escrow Agreement.
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     4    Except as amended herein, the terms and conditions of the Original
Agreement and the Escrow Agreement shall continue in full force and effect and are hereby ratified in their entirety.

     5. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.


     Executed as of the date first written above.

                         SELLER:

                         WILLOW BEND LAKE PARTNERS LIMITED PARTNERSHIP, an Illinois limited partnership

                         By: Willow Bend Lake Partners, Inc., an Illinois corporation, its general partner

                              By:  /s/ Alan G. Lieberman
                                   -----------------------------
                              Name:    Alan G. Lieberman
                                   -----------------------------
                              Its:     Senior Vice President
                                   -----------------------------


                         PURCHASER:

                         BH TFL, INC.

                         By:   /s/Harry Bookey
                              ------------------------------
                                  Harry Bookey
                                  President


                         ESCROW AGENT:

                         TICOR TITLE SERVICES

                         By:
                              -------------------------------
                         Its:
                              -------------------------------
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